UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 17, 2008
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 17, 2008, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter and year ended December 31, 2007. Also on January 17, 2008, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com.
     Huntington’s senior management will host an earnings conference call January 17, 2008, at 1:00 p.m. EST. The call may be accessed via a live Internet webcast at www.huntington-ir.com or through a dial-in telephone number at 800-223-1238; conference ID 30145719. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on January 17, 2008, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through January 31, 2008, at 800-642-1687; conference call ID 30145719.
     The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) merger benefits including expense efficiencies and revenue synergies may not be fully realized and / or within expected timeframes; (3) merger disruptions may make it more difficult to maintain relationships with clients, associates, or suppliers; (4) changes in economic conditions; (5) movements in interest rates; (6) competitive pressures on product pricing and services; (7) success and timing of other business strategies; (8) the nature, extent, and timing of governmental actions and reforms; and (9) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
     The 2008 full year earnings guidance provided in the news release is not presented in accordance with Generally Accepted Accounting Principles (GAAP) because it excludes merger related integration costs, as Management considers these costs to be unusual. Below is the guidance based upon GAAP.

(in millions, except earnings per share)	Range

GAAP earnings guidance
Net income	$587.6	$608.6
Earnings per share	$1.59	$1.65

Merger related integration costs, net of tax
Net income	$6.5	$3.3
Earnings per share	$0.02	$0.01

Expected Visa® indemnification expense reversal, net of tax
Net Income	$(16.2)	$(16.2)
Earnings per share	$(0.04)	$(0.04)

Earnings guidance
Net income	$577.9	$595.7
Earnings per share	$1.57	$1.62

     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
(d) Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated January 17, 2008.
Exhibit 99.2 – Quarterly Financial Review, December 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: January 17, 2008	By: /s/ Donald R. Kimble

Donald R. Kimble
Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, January 17, 2008.

Exhibit 99.2	Quarterly Financial Review, December 2007.